SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                        ----------------------------------

                                     FORM 8-K
                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 December 3, 1996
                        ---------------------------------
                        (Date of earliest event reported)

                            UNION CARBIDE CORPORATION
              ------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)

               New York             1-1463            13-1421730
            ---------------    ----------------     --------------
            (State or Other    (Commission File      (IRS Employer
            Jurisdiction of      File Number)       Identification
            Incorporation)                              Number)


                               39 Old Ridgebury Rd.
                         Danbury, Connecticut  06817-0001
                --------------------------------------------------
                (Address of Principal Offices, including zip code)

                                  (203) 794-2000
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







              ITEM 5.   OTHER EVENTS.

                   On December 3, 1996, the Board of Directors of Union Carbide Corporation (the "Company") approved an amendment to the Company's existing By-laws (the "By-law Amendment"). The By-law Amendment adds a By-law which requires stockholders of the Company to provide advance notice to the Company of business proposed to be brought before, and of nominations of directors to be made at, meetings of stockholders of the Company.

                   Also on December 3, 1996, the Company's Board of Directors adopted an amendment (the "Rights Amendment") to the Amended and Restated Rights Agreement (the "Rights Agreement"). The Rights Amendment, among other things, (i) provides that the Board of Directors of the Company may not redeem the Rights issued under the Rights Agreement (the "Rights") after a person or group of affiliated or associated persons becomes the beneficial owner of more than 20% of the then outstanding shares of Common Stock of the Company and (ii) eliminates the exception to the triggering of the Rights that previously existed for certain offers.

                   The forms of By-law Amendment and Rights Amendment are attached as exhibits and are incorporated herein by reference. The foregoing descriptions of such amendments are qualified by reference to such exhibits.


              ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits:

                   3.2 By-law Amendment of Union Carbide Corporation, adopted December 3, 1996.

                  99.1 Form of Amendment, dated as of December 3, 1996, to the Rights Agreement between Union Carbide Corporation, a New York corporation, and Chase Mellon Shareholder Services, Inc., as successor Rights Agent, dated as of July 26, 1989 and amended and restated as of May 27, 1992.









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                                    SIGNATURE

                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNION CARBIDE CORPORATION



                                        By:  /s/ John K. Wulff

                                           John K. Wulff
                                           Vice-President, Chief
                                             Financial Officer and
                                             Controller

         Dated:  December 10, 1996































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                                  EXHIBIT INDEX

         Exhibit     Description


           3.2 By-law Amendment of Union Carbide Corporation, adopted December 3, 1996.

          99.1 Form of Amendment, dated as of December 3, 1996, to the Rights Agreement between Union Carbide Corpora-tion, a New York corporation, and Chase Mellon Shareholder Services, Inc., as successor Rights Agent, dated as of July 26, 1989 and amended and restated as of May 27, 1992.





































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                                                            EXHIBIT 3.2

                                 BYLAW AMENDMENT

                   Article I of the Bylaws was amended by adding the following Section 11 thereto:


                   Section 11. Notice of Stockholder Business and Nomi-nations.

                   (a) Annual Meetings of Stockholders. (i) Nomina-tions of persons for election as directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board or (C) by any stockholder who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law.

                   (ii)  For nominations or other business to be
         properly brought before an annual meeting by a stockholder pur-suant to clause (C) of paragraph (a)(i) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which pub-lic announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the







         "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such benefi-cial owner.

                   (iii) Notwithstanding anything in the second sen-tence of paragraph (a)(ii) of this By-law, in the event that the number of directors to be elected to the Board is increased and the public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board occurs less than 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be con-sidered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corpo-ration not later than the close of business on the 10th day following the day on which such public announcement is first made.

                   (b) Special Meetings of Stockholders. Nominations of persons for election as directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law.
         In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this By-law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close







         of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                   (c) General. (i) Only such persons who are nomi-nated in accordance with the procedures set forth in this By-law shall be eligible to serve as directors and only such busi-ness shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. The Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-law and, if any proposed nomination or business is not in compliance with this By-law, to declare that such defective proposal or nomination shall be disregarded.

                   (ii) For purposes of this By-law, "public announce-ment" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                   (iii) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all ap-plicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights (A) of stockholders to request inclusion of propos-als in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under the circumstances specified by the terms of such Preferred Stock.




                                                           EXHIBIT 99.1

                          AMENDMENT TO RIGHTS AGREEMENT


                   AMENDMENT, dated as of December 3, 1996, to the

         Rights Agreement between Union Carbide Corporation, a New

         York corporation (the "Company"), and Chase Mellon

         Shareholder Services, Inc., as successor Rights Agent (the

         "Rights Agent"), dated as of July 26, 1989 and amended and restated as of May 27, 1992 (the "Rights Agreement").


                   Pursuant to Section 27 of the Rights Agreement, the

         Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the

         provisions of Section 27 thereof.  All acts and things

         necessary to make this Amendment a valid agreement,

         enforceable according to its terms have been done and

         performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.


                   In consideration of the foregoing and the mutual

         agreements set forth herein, the parties hereto agree as fol-

         lows:


                   1.  Section 3(a)(ii) of the Rights Agreement is

         hereby amended to add thereto, immediately after the words

         "close of business on the tenth calendar day," the following:




              (or such later date as may be determined by action of

              the Board of Directors of the Company prior to such time

              as any Person becomes an Acquiring Person)


                   2.  Section 11(a)(ii)(B) of the Rights Agreement is

         hereby amended to read in its entirety as follows:


                   (B)  any Person (other than the Company, any

              Subsidiary of the Company, any employee benefit plan of

              the Company or of any Subsidiary of the Company, or any

              Person organized, appointed or established by the

              Company or any Subsidiary of the Company for or pursuant

              to the terms of any such plan), alone or together with

              its Affiliates and Associates, becomes at any time after

              the Rights Dividend Declaration Date, the Beneficial

              Owner of 20% or more of the shares of Common Stock then

              outstanding, unless the event causing the threshold to

              be crossed is a transaction set forth in Section 13(a)

              hereof, or


                   3.  The proviso contained at the end of the first

         sentence of Section 11(a)(iii) of the Rights Agreement is

         hereby amended to read in its entirety as follows:


              provided, however, if the Company shall not have made

              adequate provision to deliver value pursuant to clause

              (B) above within thirty (30) days following the first

              occurrence of a Section 11(a)(ii) Event (the "Section






              11(a)(ii) Trigger Date"), then the Company shall be

              obligated to deliver, upon the surrender for exercise of

              a Right and without requiring payment of the Purchase

              Price, shares of Common Stock (to the extent available)

              and then, if necessary, cash, which shares and/or cash

              have an aggregate value equal to the Spread.


                   4.  Section 23(a) of the Rights Agreement is hereby

         amended to read in its entirety as follows:


                   (a)  The Board of Directors of the Company may, at

              its option, at any time prior to the earlier of (x) such

              time as any Person becomes an Acquiring Person or (y)

              the Final Expiration Date, redeem all but not less than

              all of the then outstanding Rights at a redemption price

              of $.01 per Right, as appropriately adjusted to reflect

              any stock split, stock dividend or similar transaction

              occurring after the date hereof (such redemption price

              being hereinafter referred to as the "Redemption

              Price"), and the Company may, at its option, pay the

              Redemption Price either in shares of its Common Stock

              (valued at their current market price as defined in

              Section 11(d) on the date of the redemption) or cash;

              provided, however, that such authorization of redemption

              of the Rights shall require that there be Independent

              Directors in office, and shall require the concurrence

              of a majority of such Independent Directors, in the






              event that such authorization occurs on or after the

              date of a change (resulting from a proxy or consent

              solicitation) in a majority of the directors of the

              Company in office at the commencement of such

              solicitation if any Person who is a participant in such

              solicitation has stated (or if upon the commencement of

              such solicitation a majority of the directors of the

              Company has determined in good faith) that such Person

              (or any of its Affiliates or Associates) intends to

              take, or may consider taking, any action which would

              result in such Person becoming an Acquiring Person or

              which would cause the occurrence of a Triggering Event

              unless, concurrent with such solicitation, such Person

              (or one or more of its Affiliates or Associates) is

              making a cash tender offer pursuant to a Schedule 14D-1

              (or any successor form) filed with the Securities and

              Exchange Commission for all outstanding shares of Common

              Stock not beneficially owned by such Person (or by its

              Affiliates or Associates).


                   5.  The second sentence of Section 27 of the Rights

         Agreement is hereby amended by deleting clause (iii) thereof in its entirety and renumbering clause (iv) thereof

         accordingly.











                   6.  Section 31 of the Rights Agreement is hereby

         amended by deleting the proviso contained therein in its

         entirety.


                   7.   In the event that Right Certificates are

         issued pursuant to the Rights Agreement, the Right

         Certificates shall be in substantially the form contemplated by the Rights Agreement, with such changes therein as may be necessary or appropriate to reflect this Amendment to the

         Rights Agreement.


                   8.  This Amendment to the Rights Agreement shall be

         deemed to be a contract made under the laws of the State of

         New York and for all purposes shall be governed by and

         construed in accordance with the laws of such State ap-

         plicable to contracts to be made and performed entirely

         within such State.


                   9.  This Amendment to the Rights Agreement may be

         executed in any number of counterparts and each of such

         counterparts shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Terms not defined herein shall, unless the

         context otherwise requires, have the meanings assigned to

         such terms in the Rights Agreement.











                   10.  In all respects not inconsistent with the

         terms and provisions of this Amendment to the Rights Agree-

         ment, the Rights Agreement is hereby ratified, adopted, ap-

         proved and confirmed.  The Rights Agent hereby confirms that it is the successor Rights Agent to Manufacturers Hanover

         Trust Company and its successors, as contemplated by Section

         19 of the Rights Agreement.  In executing and delivering this

         Amendment, the Rights Agent shall be entitled to all the

         privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.


                   11.  If any term, provision, covenant or restric-

         tion of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be

         invalid, void or unenforceable, the remainder of the terms,

         provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall

         remain in full force and effect and shall in no way be af-

         fected, impaired or invalidated.



















                   IN WITNESS WHEREOF, the parties hereto have caused

         this Amendment to be duly executed and attested, all as of the date and year first above written.

         Attest:                       UNION CARBIDE CORPORATION



         By:                           By:



         Attest:                       CHASE MELLON SHAREHOLDER
                                         SERVICES, INC.




         By:                           By:



























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